                                                                    EXHIBIT 99.3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                       $5,849,337.26
     Add/(Subtract) Reconciliation Errors                               $  (24,084.69)
                                                                        -------------
Adjusted beginning balance in all accounts                              $5,825,252.57

RECEIPTS:
     1. Receipts from Operations                                        $          --
     2. Other Receipts                                                  $          --
                                                                        -------------

TOTAL RECEIPTS                                                          $          --

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                     $          --
        b. Others                                                       $          --
     4. Taxes
        a. Federal Income Taxes                                         $          --
        b. FICA Withholdings                                            $          --
        c. Employee's withholdings                                      $          --
        d. Employer's FICA                                              $          --
        e. Federal Unemployment Taxes                                   $          --
        f. State Income Tax                                             $          --
        g. State Employee withholdings                                  $          --
        h. All other state taxes                                        $          --

     5. Necessary Expenses (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)
        b. Utilities                                                    $          --
        c. Insurance                                                    $          --
        d. Merchandise bought for manufacture or sell                   $          --
        e. Other necessary expenses
            Professional fees                                           $    1,688.13
            Record Storage Fees                                         $      674.48
            Disputed withdrawals by Greg Sommers                        $   38,817.87
                                                                        -------------

TOTAL DISBURSEMENTS                                                     $   41,180.48
Less:  Disbursements paid by Parent or Affiliates                       $   (2,362.61)
                                                                        -------------
ADJUSTED TOTAL DISBURSEMENTS                                            $   38,817.87

                                                                        -------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                     $  (38,817.87)

NET INTERCOMPANY SWEEP TRANSFERS - FCI                                  $          --
                                                                        -------------

ENDING BALANCE IN Bank of America 3751607047                            $5,002,854.44
ENDING BALANCE IN Bank of America 3751567556                            $  503,175.73
ENDING BALANCE IN Bank of America 2591500124                            $  280,404.53
                                                                        -------------

                                                                        -------------
ENDING BALANCE IN ALL ACCOUNTS                                          $5,786,434.70
                                                                        =============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2002

Bank:           Merrill Lynch
Location:       Dallas, TX
Account Name:   WCMA Account
Account Number: 586-07431

     DATE DISBURSED           CHECK NUMBER                         DESCRIPTION                          AMOUNT
     --------------           ------------                         -----------                          -------
        01/01/02                Transfer                     Withdrawal by Greg Somers                  $383.40
                                                                                                        -------
                                                                              Total                     $383.40
                                                                                                        =======


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2002

Bank:           Merrill Lynch
Location:       Dallas, TX
Account Name:   WCMA Account
Account Number: 586-07403

     DATE DISBURSED           CHECK NUMBER                         DESCRIPTION                           AMOUNT
     --------------           ------------                         -----------                         ---------
        01/01/02                Transfer                     Withdrawal by Greg Somers                 $4,876.15
                                                                                                       ---------
                                                                              Total                    $4,876.15
                                                                                                       =========


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2002

Bank:           Southwest Bank of Texas
Location:       Houston, TX
Account Name:   Checking Account
Account Number: 119997

     DATE DISBURSED           CHECK NUMBER                         DESCRIPTION                           AMOUNT
     --------------           ------------                         -----------                         ---------
        01/01/02                Transfer                      Withdrawal by Greg Somers                $1,365.58
                                                                                                       ---------
                                                                              Total                    $1,365.58
                                                                                                       =========


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2002

Bank:           Bank of the West
Location:       Irving, TX
Account Name:   Commercial Account
Account Number: 26625

     DATE DISBURSED           CHECK NUMBER                         DESCRIPTION                          AMOUNT
     --------------           ------------                         -----------                         ---------
        01/01/02                Transfer                    Withdrawal by Greg Somers                  $1,067.05
                                                                                                       ---------
                                                                              Total                    $1,067.05
                                                                                                       =========


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2002

Bank:           Bank of the West
Location:
Account Name:   Tax Account
Account Number: 23234

     DATE DISBURSED           CHECK NUMBER                         DESCRIPTION                           AMOUNT
     --------------           ------------                         -----------                         ----------
        01/01/02                Transfer                     Withdrawal by Greg Somers                 $31,050.76
                                                                                                       ----------
                                                                              Total                    $31,050.76
                                                                                                       ==========


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2002

Bank:           Bank of the West
Location:       Irving, TX
Account Name:   LEC Account
Account Number: 26633

     DATE DISBURSED           CHECK NUMBER                         DESCRIPTION                           AMOUNT
     --------------           ------------                         -----------                           ------
        01/01/02                Transfer                     Withdrawal by Greg Somers                   $39.06
                                                                                                         ------
                                                                              Total                      $39.06
                                                                                                         ======


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2002

Bank:           Bank of the West
Location:       Irving, TX
Account Name:   Mexico Bills
Account Number: 26740

     DATE DISBURSED           CHECK NUMBER                         DESCRIPTION                           AMOUNT
     --------------           ------------                         -----------                           ------
        01/01/02                Transfer                     Withdrawal by Greg Somers                   $35.87
                                                                                                         ------
                                                                              Total                      $35.87
                                                                                                         ======


                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: January 31, 2002

STATEMENT OF INVENTORY

    Beginning Inventory               $ --
    Add: purchases                    $ --
    Less: goods sold                  $ --
                                      ----
    Ending inventory                  $ --
                                      ====

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                $ --
    Payroll taxes due but unpaid                 $ --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                       DATE REGULAR              AMOUNT OF                 NUMBER OF               AMOUNT OF
      NAME OF CREDITOR/LESSOR         PAYMENT IS DUE          REGULAR PAYMENT        PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
      -----------------------         --------------          ----------------       --------------------     -------------------
      Waterton Printers Square            Monthly                $12,784.41                   0                   $       --
      One Wilshire Arcade                 Monthly                $24,965.68                   1                   $24,965.68


                            OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: January 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                               3RD PARTY            INTERCOMPANY                TOTAL
                                                               -------------------------------------------------------------
                 Beginning of month balance                    $100,092,296.70        $    119,099.49        $100,211,396.19
                 Add: other                                    $     38,817.87        $            --        $     38,817.87
                 Add: customer credits                         $            --        $            --        $            --
                 Add: intercompany activity                                           $            --        $            --
                 Less: collections                             $            --        $            --        $            --
                 Less: offsets                                 $            --        $            --        $            --
                 Less: application of customer deposits                               $            --        $            --
                                                               -------------------------------------------------------------
                 End of month balance                          $100,131,114.57        $    119,099.49        $100,250,214.06
                                                               =============================================================

        0-30 Days           31-60 Days          61-90 Days        Over 90 Days      End of Month Total
       ----------           ----------          ----------      ---------------     ------------------
       $38,817.87              $ --               $ --          $100,092,296.70       $100,131,114.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                         3RD PARTY          INTERCOMPANY           TOTAL
                                                                      -------------------------------------------------------
                Beginning of month balance                            $  534,436.18        $7,635,082.77       $8,169,518.95
                Add: sales on account**                               $   41,180.48        $          --       $   41,180.48
                Add: intercompany activity
                  Expenses paid directly by Parent or Affiliate       $   (2,362.61)       $    2,362.61       $          --
                  Net cash advanced by Parent or Affiliate            $          --        $          --       $          --
                  Credit extended by Parent or Affiliate              $          --        $          --       $          --
                  Amounts collected on behalf of Affiliate            $          --        $          --       $          --
                Less: payments                                        $  (38,817.87)       $          --       $  (38,817.87)
                                                                      -------------------------------------------------------
                End of month balance                                  $  534,436.18        $7,637,445.38       $8,171,881.56
                                                                      =======================================================

       0-30 Days             31-60 Days          61-90 Days         Over 90 Days     End of Month Total
       ---------             ----------          ----------         ------------     ------------------
         $ --                  $ --                $ --             $534,436.18          $534,436.18

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of January 31, the Debtor has been invoiced cumulative post-petition disputed amounts


                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: January 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1. Federal income taxes                     Yes (X)                         No ( )

       2. FICA withholdings                        Yes (X)                         No ( )

       3. Employee's withholdings                  Yes (X)                         No ( )

       4. Employer's FICA                          Yes (X)                         No ( )

       5. Federal unemployment taxes               Yes (X)                         No ( )

       6. State income tax                         Yes (X)                         No ( )

       7. State employee withholdings              Yes (X)                         No ( )

       8. All other state taxes                                                    See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                       /s/ Henry C. Lyon
                                       -----------------------------------------
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer


                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: February 28, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                                            $  5,786,434.70

RECEIPTS:
     1. Receipts from Operations                                                             $            --
     2. Other Receipts                                                                       $            --
                                                                                             ---------------

TOTAL RECEIPTS                                                                               $            --

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                         $            --
         b. Others                                                                           $            --
     4. Taxes
         a. Federal Income Taxes                                                             $            --
         b. FICA Withholdings                                                                $            --
         c. Employee's withholdings                                                          $            --
         d. Employer's FICA                                                                  $            --
         e. Federal Unemployment Taxes                                                       $            --
         f. State Income Tax                                                                 $            --
         g. State Employee withholdings                                                      $            --
         h. All other state taxes                                                            $            --

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)
         b. Utilities                                                                        $            --
         c. Insurance                                                                        $            --
         d. Merchandise bought for manufacture or sell                                       $            --
         e. Other necessary expenses
            Professional fees                                                                $      7,006.47
            Record Storage Fees                                                              $            --
                                                                                             ---------------

TOTAL DISBURSEMENTS                                                                          $      7,006.47
Less:  Disbursements paid by Parent or Affiliates                                            $     (7,006.47)
                                                                                             ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                                 $            --

                                                                                             ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                          $            --

NET INTERCOMPANY SWEEP TRANSFERS - FCI                                                       $            --
                                                                                             ---------------

ENDING BALANCE IN Bank of America 3751607047                                                 $  5,002,854.44
ENDING BALANCE IN Bank of America 3751567556                                                 $    503,175.73
ENDING BALANCE IN Bank of America 2591500124                                                 $    280,404.53

                                                                                             ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                               $  5,786,434.70
                                                                                             ===============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: February 28, 2002

STATEMENT OF INVENTORY

        Beginning Inventory                             $  --
        Add: purchases                                  $  --
        Less: goods sold                                $  --
                                                        -----
        Ending inventory                                $  --
                                                        =====

PAYROLL INFORMATION STATEMENT

        Gross payroll for this period                   $  --
        Payroll taxes due but unpaid                    $  --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                       DATE REGULAR             AMOUNT OF                NUMBER OF                   AMOUNT OF
      NAME OF CREDITOR/LESSOR         PAYMENT IS DUE        REGULAR PAYMENT         PAYMENTS DELINQUENT         PAYMENTS DELINQUENT
      -----------------------         --------------        ----------------        --------------------        -------------------
Waterton Printers Square                 Monthly               $ 12,784.41                   0                      $        --
One Wilshire Arcade                      Monthly               $ 24,965.68                   1                      $ 24,965.68


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: February 28, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                               3RD PARTY                INTERCOMPANY                   TOTAL
                                                              ---------------------------------------------------------------------
                 Beginning of month balance                   $ 100,131,114.57             $ 119,099.49           $ 100,250,214.06
                 Add: sales on account                        $             --             $         --           $             --
                 Add: customer credits                        $             --             $         --           $             --
                 Add: intercompany activity                   $             --             $         --           $             --
                 Less: collections                            $             --             $         --           $             --
                 Less: offsets                                $             --             $         --           $             --
                 Less: application of customer deposits       $             --             $         --           $             --
                                                              ---------------------------------------------------------------------
                 End of month balance                         $ 100,131,114.57             $ 119,099.49           $ 100,250,214.06
                                                              =====================================================================

0-30 Days            31-60 Days              61-90 Days                      Over 90 Days                   End of Month Total
---------            ----------              ----------                      ------------                   ------------------
  $ --               $ 38,817.87                $ --                       $ 100,092,296.70                  $ 100,131,114.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                        3RD PARTY             INTERCOMPANY               TOTAL
                                                                      ------------------------------------------------------------
                 Beginning of month balance                           $ 534,436.18           $ 7,637,445.38         $ 8,171,881.56
                 Add: sales on account**                              $   7,006.47           $           --         $     7,006.47
                 Add: intercompany activity
                    Expenses paid directly by Parent or Affiliate     $  (7,006.47)          $     7,006.47         $           --
                    Net cash advanced by Parent or Affiliate          $         --           $           --         $           --
                    Credit extended by Parent or Affiliate            $         --           $           --         $           --
                    Amounts collected on behalf of Affiliate          $         --           $           --         $           --
                 Less: payments                                       $         --           $           --         $           --
                                                                      ------------------------------------------------------------
                 End of month balance                                 $ 534,436.18           $ 7,644,451.85         $ 8,178,888.03
                                                                      ============================================================

     0-30 Days                 31-60 Days            61-90 Days                  Over 90 Days              End of Month Total
     ---------                 ----------            ----------                  ------------              ------------------
       $  --                      $ --                  $ --                     $ 534,436.18                 $ 534,436.18

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of February 28, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: February 28, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.             Federal income taxes                                     Yes (X)                      No ( )

         2.             FICA withholdings                                        Yes (X)                      No ( )

         3.             Employee's withholdings                                  Yes (X)                      No ( )

         4.             Employer's FICA                                          Yes (X)                      No ( )

         5.             Federal unemployment taxes                               Yes (X)                      No ( )

         6.             State income tax                                         Yes (X)                      No ( )

         7.             State employee withholdings                              Yes (X)                      No ( )

         8.             All other state taxes                                         See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                          /s/ Henry C. Lyon
                                          -------------------------------------
                                          For the Debtor In Possession

                                          Henry C. Lyon
                                          Designated Officer


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                                            $ 5,786,434.70

RECEIPTS:
     1. Receipts from Operations                                                             $           --
     2. Other Receipts                                                                       $           --
                                                                                             --------------

TOTAL RECEIPTS                                                                               $           --

DISBURSEMENTS
     3. Net Payroll
          a. Officers                                                                        $           --
          b. Others                                                                          $           --
     4. Taxes
          a. Federal Income Taxes                                                            $           --
          b. FICA Withholdings                                                               $           --
          c. Employee's withholdings                                                         $           --
          d. Employer's FICA                                                                 $           --
          e. Federal Unemployment Taxes                                                      $           --
          f. State Income Tax                                                                $           --
          g. State Employee withholdings                                                     $           --
          h. All other state taxes                                                           $           --

     5. Necessary Expenses (Paid by Parent or Affiliate)
          a. Rent or mortgage payment(s)
          b. Utilities                                                                       $           --
          c. Insurance                                                                       $           --
          d. Merchandise bought for manufacture or sell                                      $           --
          e. Other necessary expenses
             U.S. Trustee Fees                                                               $    (9,000.00)
             Regulatory filing fees & expenses                                               $        25.00
             Professional fees                                                               $    11,416.49
             Record Storage Fees                                                             $     1,282.96
                                                                                             --------------

TOTAL DISBURSEMENTS                                                                          $     3,724.45
Less:  Disbursements paid by Parent or Affiliates                                            $    (3,724.45)
                                                                                             --------------
ADJUSTED TOTAL DISBURSEMENTS                                                                 $           --

                                                                                             --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                          $           --

NET INTERCOMPANY SWEEP TRANSFERS - FCI                                                       $           --
                                                                                             --------------

ENDING BALANCE IN Bank of America 3751607047                                                 $ 5,002,854.44
ENDING BALANCE IN Bank of America 3751567556                                                 $   503,175.73
ENDING BALANCE IN Bank of America 2591500124                                                 $   280,404.53

                                                                                             --------------
ENDING BALANCE IN ALL ACCOUNTS                                                               $ 5,786,434.70
                                                                                             ==============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: March 31, 2002

STATEMENT OF INVENTORY

     Beginning Inventory                             $ --
     Add: purchases                                  $ --
     Less: goods sold                                $ --
                                                     ----
     Ending inventory                                $ --
                                                     ====

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period                   $ --
     Payroll taxes due but unpaid                    $ --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                 DATE REGULAR            AMOUNT OF                      NUMBER OF                 AMOUNT OF
NAME OF CREDITOR/LESSOR        PAYMENT IS DUE         REGULAR PAYMENT              PAYMENTS DELINQUENT        PAYMENTS DELINQUENT
-----------------------        --------------         ---------------              --------------------       -------------------
Waterton Printers Square           Monthly              $ 12,784.41                         0                     $        --
One Wilshire Arcade                Monthly              $ 24,965.68                         1                     $ 24,965.68


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: March 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                     3RD PARTY              INTERCOMPANY             TOTAL
                                                                    ----------------------------------------------------------------
                 Beginning of month balance                         $ 100,131,114.57           $ 119,099.49        $ 100,250,214.06
                 Add: sales on account                              $             --           $         --        $             --
                 Add: customer credits                              $             --           $         --        $             --
                 Add: intercompany activity                         $             --                               $             --
                 Less: collections                                  $             --           $         --        $             --
                 Less: offsets                                      $             --           $         --        $             --
                 Less: application of customer deposits                                        $         --        $             --
                                                                    ----------------------------------------------------------------
                 End of month balance                               $ 100,131,114.57           $ 119,099.49        $ 100,250,214.06
                                                                    ================================================================

0-30 Days               31-60 Days                 61-90 Days                   Over 90 Days                   End of Month Total
---------               ----------                 ----------                   ------------                   ------------------
  $ --                    $ --                     $ 38,817.87                $ 100,092,296.70                  $ 100,131,114.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                         3RD PARTY            INTERCOMPANY               TOTAL
                                                                       ------------------------------------------------------------
                 Beginning of month balance                            $ 534,436.18          $ 7,644,451.85         $ 8,178,888.03
                 Add: sales on account**                               $   3,724.45          $           --         $     3,724.45
                 Add: intercompany activity
                    Expenses paid directly by Parent or Affiliate      $  (3,724.45)         $     3,724.45         $           --
                    Net cash advanced by Parent or Affiliate           $         --          $           --         $           --
                    Credit extended by Parent or Affiliate             $         --          $           --         $           --
                    Amounts collected on behalf of Affiliate           $         --          $           --         $           --
                 Less: payments                                        $         --          $           --         $           --
                                                                       ------------------------------------------------------------
                 End of month balance                                  $ 534,436.18          $ 7,648,176.30         $ 8,182,612.48
                                                                       ============================================================

 0-30 Days                  31-60 Days             61-90 Days                  Over 90 Days                   End of Month Total
 ---------                  ----------             ----------                  ------------                   ------------------
   $ --                        $ --                   $ --                     $ 534,436.18                      $ 534,436.18

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of March 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: March 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.             Federal income taxes                                     Yes (X)                      No ( )

         2.             FICA withholdings                                        Yes (X)                      No ( )

         3.             Employee's withholdings                                  Yes (X)                      No ( )

         4.             Employer's FICA                                          Yes (X)                      No ( )

         5.             Federal unemployment taxes                               Yes (X)                      No ( )

         6.             State income tax                                         Yes (X)                      No ( )

         7.             State employee withholdings                              Yes (X)                      No ( )

         8.             All other state taxes                                         See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                          /s/ Henry C. Lyon
                                          --------------------------------------
                                          For the Debtor In Possession

                                          Henry C. Lyon
                                          Designated Officer


                            OPERATING REPORT Page 5